                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                                 June 1, 2000



                             Wal-Mart Stores, Inc.
                             ---------------------
            (Exact name of registrant as specified in its charter)



     Delaware                     001-06991                   71-0415188
     --------                     ---------                   ----------

(State or other            (Commission File Number)           (IRS Employer
 Jurisdiction of                                           Identification No.)
 Incorporation)


                              702 S.W. 8th Street
                         Bentonville, Arkansas  72716
                         ----------------------------
             (Address of principal executive offices)  (Zip code)



              Registrant's telephone number, including area code:
                                (501) 273-4000
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Item 5.   Other Events.

          On June 1, 2000, Wal-Mart Stores, Inc. (the "Company") and Bank One Trust Company, NA, as successor trustee to The First National Bank of Chicago (the "Trustee"), executed a Second Supplemental Indenture, dated June 1, 2000 (the "Second Supplemental Indenture"), to the Indenture dated April 1, 1991, as supplemented by the First Supplemental Indenture dated September 9, 1992, between the Company and the Trustee (the "Indenture"). The Second Supplemental Indenture was executed in order to amend the terms of a series of securities established under the Indenture entitled $500,000,000 Wal-Mart Stores, Inc. Puttable Reset Securities PURS(SM) due June 1, 2018 (the "Bonds"). The text of the Second Supplemental Indenture, which is filed as an exhibit to this Current Report on Form 8-K, sets forth the text in full of the Bonds in their form as amended by the Second Supplemental Indenture.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

      4 Second Supplemental Indenture, dated as of June 1, 2000, by and between Wal-Mart Stores, Inc. and Bank One Trust Company, NA, as successor trustee to The First National Bank of Chicago
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: June 1, 2000         WAL-MART STORES, INC.




                                      By:   /s/ Thomas W. Schoewe
                                            ---------------------------------
                                            Name:   Thomas W. Schoewe
                                            Title:  Executive Vice President
                                                    and Chief Financial Officer
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                               INDEX TO EXHIBITS


  Exhibit
  -------
  Number                           Description
  ------                           -----------

    4 Second Supplemental Indenture, dated as of June 1, 2000, by and between Wal-Mart Stores, Inc. and Bank One Trust Company, NA, as successor trustee to The First National Bank of Chicago